                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 March 22, 2006

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          0-23049                                        33-0896617
-----------------------------                -----------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 3.02   SALE OF UNREGISTERED SECURITIES

         On March 22, 2006 and March 23, 2006, the Company entered into Amendments and Waivers (the "Amendments") with each of Laurus Master Fund, Ltd. ("Laurus") and Midsummer Investment, Ltd. ("Midsummer"), respectively, pursuant to which, among other things: (1) the secured term notes dated November 16, 2005 (the "Nov. 2005 Notes") issued to Laurus and Midsummer were amended and restated to increase their aggregate principal balances by $850,000 and to extend their maturity dates until August 31, 2006; (2) the maturity dates of the Secured Term Convertible Note issued to Laurus on July 12, 2004 (the "July 2004 Note") and the Secured Term Convertible Notes issued to Laurus and Midsummer on June 15, 2005 (the "June 2005 Notes") were extended to August 31, 2006; (3) the principal portions of the monthly payments due for March through August 2006 under the July 2004 Note and June 2005 Notes were postponed until the maturity dates under the respective notes; (4) the Company's obligation to file registration statements pursuant to the registration rights agreements dated March 15, 2004, July 12, 2004, June 15, 2005 and November 16, 2005 registering the shares issuable to Laurus upon conversion of the July 2004 Note, the shares issuable to Laurus and Midsummer upon conversion of the June 2005 Notes, the shares issuable to Midsummer upon conversion of the 9% Convertible Debenture issued to Midsummer on March 15, 2004 (the "March 2004 Debenture") and the shares issuable on exercise of outstanding options and warrants held by Midsummer and Laurus was extended to May 15, 2006; and (5) Midsummer and Laurus waived certain rights under the foregoing agreements and related agreements. In exchange for Laurus and Midsummer agreeing to the foregoing, the Company issued Laurus and Midsummer additional options, with ten-year terms, to purchase an aggregate of One Million Five Hundred Thousand (1,500,000) shares of the Company's common stock for One Cent ($0.01) per share (the "Options"). The Company will use the proceeds of the foregoing transaction for working capital and other purposes.

         The Company's additional obligations under the Nov. 2005 Notes are secured by a second priority security interest in all of the Company's assets in favor of Laurus and Midsummer, which is pari passu as between Laurus and Midsummer. The Company's obligations are also guaranteed by its subsidiaries. Laurus' security interest is governed by the Security Agreement, Stock Pledge Agreement and Subsidiary Guaranty that the Company executed in connection with the sale of the July 2004 Note to Laurus. Midsummer's security interest is governed by the Security Agreement and Subsidiary Guaranty that the Company executed in connection with the sale of the June 2005 Note to Midsummer.

         Pursuant to the Amendments, the shares issuable upon exercise of the Options are deemed "registrable securities" under the Registration Rights Agreements dated November 16, 2005 between the Company and Laurus and Midsummer (the "Nov. 2005 Registration Rights Agreements"). Pursuant to the Nov. 2005 Registration Rights Agreements, the Company is required to file a registration statement covering the shares issuable upon exercise of the Options no later than May 15, 2006 and have such registration statement declared effective within one hundred thirty-five (135) days of filing. If the registration statement is not filed or declared effective within the above time frames, the Company is obligated to pay Laurus and Midsummer liquidated damages equal to 2% of the original principal balances under the Notes for each thirty (30) day period that such event is continuing. The Company is obligated to keep such registration statement effective until the earlier of (1) the date that all of the Underlying Shares have been sold or (2) such time as all of the Underlying Shares can be sold without volume limitations under Rule 144(k). Laurus and Midsummer also have piggy-back registration rights to the extent that there is not an effective registration statement covering the shares issuable upon exercise of the Options at any required time.

         On March 23, 2006, the Company entered an additional Amendment Agreement (the "Midsummer Additional Amendment") with Midsummer pursuant to which: (1) the maturity date under March 2004 Debenture was extended to September 30, 2006 and (2) the Company agreed to commence paying Midsummer monthly interest in the amount of $35,613 commencing on April 28, 2006 and continuing until August 28, 2006 as accrued but unpaid interest under the March 2004 Debenture and Midsummer's June 2005 Note. In exchange for Midsummer agreeing to the foregoing, the Company agreed to adjust the exercise price under the warrants issued to Midsummer dated March 31, 2003, July 1, 2003, March 15, 2004 and November 30, 2004 for an aggregate of 1,402,084 shares of common stock to $0.01 and issued Midsummer an additional warrant (the "Midsummer Additional Warrant") to purchase up to 1,610,005 shares of the Company's common stock for $0.20 per share.

         The Options, the amended Nov. 2005 Notes and the Midsummer Additional Warrant were issued without registration pursuant to the exemption provided under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder.

         Forms of the Amendments and the Options and the Midsummer Additional Amendment and the Midsummer Additional Warrant are attached hereto as exhibits.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibit No.     Description
           -----------     -----------
              10.1         Form Amendment and Waiver
              10.2         Form of Option
              10.3         Amendment Agreement between the Company and Midsummer
                           Investment, Ltd. dated March 23, 2006.
              10.4         Warrant to Purchase Common Stock issued to Midsummer
                           Investment, Ltd. on March 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 Island Pacific, Inc.

Date:   March 28, 2006                           By:  /s/ Barry Schechter
                                                      -------------------------
                                                 Name:  Barry Schechter
                                                 Title: Chief Executive Officer